EXHIBIT 99.4

                               LETTER OF TRANSMITTAL

   To Accompany Certificates Formerly Representing Shares of Common Stock of
                           WASHINGTON BANCORP, INC.

                If you require additional information, please call

            Hudson United Bank, Trust Department (the "Exchange Agent")
                                 at (201)348-2602

               PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS.

      DELIVERIES MADE TO ADDRESSES OTHER THAN THE ADDRESSES FOR THE EX-CHANGE AGENT SET FORTH BELOW DO NOT CONSTITUTE VALID DELIVERIES AND
             THE EXCHANGE AGENT WILL NOT BE RESPONSIBLE THEREFOR.


TO:  HUDSON UNITED BANK, TRUST DEPARTMENT, Exchange Agent


IF BY MAIL:                                        OR IF BY HAND OR BY COURIER
HUDSON UNITED BANK                 (Mon.-Fri. 9:00 A.M.-5:00 P.M. Local Time):
TRUST DEPARTMENT                                            HUDSON UNITED BANK
3100 Bergenline Avenue                                        TRUST DEPARTMENT
Union City, New Jersey 07087                            3100 Bergenline Avenue
                                                  Union City, New Jersey 07087



Ladies and Gentlemen:

     This Letter of Transmittal is being delivered in connection with the merger (the "Merger") of Washington Bancorp, Inc. ("Washington") with and into HUBCO, Inc. ("HUBCO"), pursuant to the Agreement and Plan of Merger, dated as of November 8, 1993, as amended.

     The undersigned, subject to the terms and condition set forth in this Letter of Transmittal, hereby surrenders the certificate(s) (the
"Certificates") formerly representing the shares of Washington Common Stock listed in Box A below.
                                       BOX A

=============================================================================

                           CERTIFICATE INFORMATION
   List below the certificates to which this Letter of Transmittal relates.
                   (Attach additional sheets if necessary.)


Name and Address of Registered Holder(s)                       Number of Shares
   As Shown on the Share Records                                Represented by
    (Please fill in, if blank)          Certificate Number     Each Certificate
- -----------------------------------------------------------------------------

                                        -------------------  ------------------

                                        -------------------  ------------------

                                        -------------------  ------------------

                                        -------------------  ------------------
                                        Total Shares:

===============================================================================


     The undersigned understands that the certificates ("New Certificates") representing HUBCO Preferred Stock, $24.00 stated value ("HUBCO Preferred Stock") to be issued, the check issued as payment in cash, or the cash in lieu of fractional shares check (such checks being referred to herein as "Payment Checks") with respect to the Washington Common Stock surrendered will be issued in the same name(s) as the certificate(s) surrendered and will be mailed to the address of the registered holder(s) indicated above, unless otherwise indicated in Box E or Box F below. If Box E is completed, the signature of the undersigned must be guaranteed as set forth in Instruction (5).


                       CERTIFICATE HOLDER(S) SIGN HERE

The undersigned hereby represents and warrants that the undersigned has full power and authority to complete and deliver this Letter of Transmittal and to deliver for surrender and cancellation the above-described Certificate(s) delivered herewith and that the rights represented by the Certificate(s) are free and clear of all liens, restrictions, charges and encumbrances and are not subject to any adverse claim. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the surrender of the Certificate(s) surrendered herewith. All authority herein conferred shall survive the death or incapacity of the undersigned and all obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

=============================================================================
                                    BOX B
                                  SIGN HERE
                      (to be completed by all person(s)
                        surrendering certificates and
                           executing this Letter of
                                 Transmittal)

                ----------------------------------------------

                   ----------------------------------------
                          (Signature(s) of holder(s)

Dated:
       -----------------------------------------------------

Name(s):
        ------------------------------------------------------------

     ---------------------------------------------------------------

     ---------------------------------------------------------------


Address:
         ----------------------------------------------------------

     --------------------------------------------------------------
                             (Including zip code)

( ) Check box if change of address


     Phone:
            ----------------------------

     (So the Exchange Agent can contact you in case of questions, although the Exchange Agent is under no obligation to do so.)

  Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or by person(s) authorized to become registered holders by documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or in any other fiduciary or representitive capacity, please set forth full title.
(See Instruction (6)).


Title:
       --------------------------------------------------------
       (Other than signature(s), please print or type)


=============================================================================

                                    BOX C

                Complete ONLY if required by Instruction (5).

                             SIGNATURE GUARANTEE



     Your signature must be Medallion guaranteed by an eligible financial institution.


                       NOTE: A notarization by a notary
                             public is not acceptable.


                             FOR USE BY FINANCIAL
                           INSTITUTION ONLY. PLACE
                         MEDALLION GUARANTEE IN SPACE
                                    BELOW.

=============================================================================
                          IMPORTANT TAX INFORMATION

PLEASE PROVIDE YOUR SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER ON THIS SUBSTITUTE FROM W-9 AND CERTIFY THEREIN THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING. FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE MERGER.

                                    BOX D
==============================================================================

   SUBSTITUTE
    FORM W-9
Department of the Treasury    PART I-PLEASE PROVIDE YOUR    Social Security Number
Internal Revenue Service      TIN IN THE BOX AT RIGHT       OR
Payer's Request for Taxpayer  AND CERTIFY BY SIGNING          -----------------
Identification Number (TIN)   AND DATING BELOW              Employer Identification Number
                              See Instuction (9).
                              -------------------------------------------------------------

                              Part II-Awaiting TIN ( )
                              For Payees exempt from backup withholding,
                              complete as directed in Instruction (9).
- -------------------------------------------------------------------------------


Certification.  Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

Certification Instructions. You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).
- -------------------------------------------------------------------------------

SIGNATURE:                                  DATE:
===============================================================================

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART II OF SUBSTITUTE FORM W-9

===============================================================================

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
(b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding that I have checked the box in Part II (and have completed this Certificate of Awaiting Taxpayer Identification Number), 31% of all reportable payments made to me will be withheld until I provide a properly certified taxpayer identification number to the Exchange Agent.



- -------------------------------                ---------------------------
           Signature                                       Date
===============================================================================

                   SPECIAL PAYMENT AND MAILING INSTRUCTIONS

===============================================================================


                                    BOX E

                         SPECIAL PAYMENT INSTRUCTIONS
                            (See Instruction (5))


TO BE COMPLETED ONLY if the New Certificate or Payment Checks is (are) to be issued in the name(s) of someone other than the registered holder(s) set forth above.


ISSUE TO:

Name:
      --------------------------------------------------------

Address:
       --------------------------------------------------------

       --------------------------------------------------------
                             (street and number)

             ----------------------------------------------------
                          (city, state and zip code)

            -----------------------------------------------------
                (Tax Identification or Social Security Number)


                            (Please print or type)

==============================================================================

                                    BOX F

                         SPECIAL MAILING INSTRUCTIONS
                            (See Instruction (7))



TO BE COMPLETED ONLY if the New Certificate or Payment Checks is (are) to be delivered to the registered holder(s) or someone other than the registered holder(s) at an address other than shown above.


MAIL TO:

Name:
     -------------------------------------------------------------


Address:
        -------------------------------------------------------

       ----------------------------------------------------------
                             (street and number)

       -------------------------------------------------------------
                          (city, state and zip code)


                            (Please print or type)

===============================================================================

                                 INSTRUCTIONS

     (1) Execution and Delivery. This Letter of Transmittal (or a facsimile hereof) must be properly filled in, dated and signed, and must be delivered, together with stock certificates formerly representing Washington Common Stock to the Exchange Agent at the appropriate address set forth on the front of this Letter of Transmittal.

     You may choose any method to deliver this Letter of Transmittal; however, you assume all risk of non-delivery. If you choose to use the mail, we recommend that you use registered mail, return receipt requested, and that you properly insure all stock certificates. Delivery of stock certificates will be deemed effective and risk of loss with respect to such certificates shall pass only when such certificates are actually received by the Exchange Agent.


     After the Exchange Agent receives your stock certificates with a properly completed Letter of Transmittal, it will issue and mail to you a New Certificate and/or check(s) to which you are entitled, provided you have delivered the required certificates formerly representing your Washington Common Stock in accordance with the terms and conditions of this Letter of Transmittal.


     (2) Signatures. Except as otherwise permitted below, you must sign this Letter of Transmittal exactly the way your name appears on the face of your certificates. If the shares are owned by two or more persons, each must sign exactly as his or her name appears on the face of the certificates. If shares of Washington Common Stock have been assigned by the registered owner, this Letter of Transmittal should be signed in exactly the same way as the name of the assignee appearing on the certificates of transfer documents. See Instructions (5)(a) and (5)(b).

     (3) Resolution of Disputes. Any and all disputes with respect to Letters of Transmittal will be resolved by HUBCO and its decision will be conclusive and binding on all concerned. HUBCO may delegate this function to the Exchange Agent in whole or in part. HUBCO or the Exchange Agent shall have the absolute right in its sole discretion to reject any and all Letters of Transmittal and surrenders of stock certificates which are deemed by either of them to be not in proper form or to waive any immaterial irregularities in any Letter of Transmittal or in the surrender of any stock certificate. Surrenders of stock certificates will not be deemed to have been made until all defects or irregularities that have not been waived have been cured.


     (4) Issuance of Payment Check(s) and New Certificate in Same Name. If the New Certificate representing HUBCO Preferred Stock and/or the Payment Check(s) are to be issued in the name of the registered holder(s) as inscribed on the surrendered certificate(s), the surrendered certificate(s) need not be endorsed and no guarantee of the signature on the Letter of Transmittal is required. For corrections in name and change in name not involving changes in ownership, see Instruction (5)(c).


     (5) Issuance of Payment Check(s) and New Certificates in Different Names. If the New Certificate representing HUBCO Preferred Stock and/or the Payment Check(s)are to be issued in the name of someone other than the registered holder(s) of the surrendered certificate(s), you must follow the guidelines below. Note that in each circumstance listed below, stockholder(s) must have signature(s) guaranteed in Box C and complete Box E.

     (a) Endorsement and Guarantee. The certificate(s) surrendered must be properly endorsed (or accompanied by appropriate stock powers properly executed) by the registered holder(s) of such certificate(s) to the person who is to receive the New Certificate representing HUBCO Preferrred Stock and/or the Payment Check(s). The signature(s) of the registered holder(s) on the endorsement or stock powers must correspond with the name(s) written upon the face of the certificate(s) in every particular instance and must be medallion guaranteed by an eligible guarantor institution as defined below.

                 Definition of Eligible Guarantor Institution

        Generally an eligible guarantor institution, as defined in Rule 17Ad-15 of the regulations of the Securities and Exchange Commission, means:

        (i) Banks (as that term is defined in Section 3(a) of the Federal Deposit Insurance Act);

        (ii) Brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, and government securities brokers, as those terms are defined under the Securities Exchange Act of 1934;

        (iii)  Credit unions (as that term is defined in Section
     19(b)(1)(A) of the Federal Reserve Act;)

        (iv) National securities exchanges, registered securities associations, clearing agencies, as those terms are used under the Securities Exchange Act of 1934; and

        (v) Savings Associations (as that term is defined in Section 3(b) of the Federal Deposit Insurance Act).


     (b) Transferor's Signature. The Letter of Transmittal must be signed by the transferor or assignor or his or her agent, and should not be signed by the transferree or assignee. See Box B entitled "Sign Here." The signature of such transferor or assignor must be medallion guaranteed by an eligible guarantor institution as provided in Instruction (5)(a).


     (c) Correction of or Change in Name. For a correction of name or for a change in name which does not involve a change in ownership, proceed as follows: For a change in name by marriage, etc., the Form of Election should be signed, e.g., "Mary Doe, now by marriage "Mary Jones." For a correction in name, the Form of Election should be signed, e.g., "James E. Brown, incorrectly inscribed as J.E. Brown." The signature in each case should be guaranteed in the manner described in Instruction (5)(a) above and Box E should be completed.


     You should consult your own tax advisor as to any possible tax consequences resulting from the issuance of the New Certificates and/or the Payment Check(s) in a name different from that of the registered holder(s) of the surrendered certificate(s).


     (6) Supporting Evidence. In case any Letter of Transmittal, certificate endorsement or stock power is executed by an agent, attorney, administrator, executor, guardian, trustee or any person in any fiduciary or representative capacity, or by an officer of a corporation on behalf of the corporation, there must be submitted (with the Letter of Transmittal, surrendered certificate(s), and/or stock powers) documentary evidence of appointment and authority to act in such capacity (including court orders and corporate resolutions when necessary), as well as evidence of the authority of the person making such execution to assign, sell or transfer the certificate(s). Such documentary evidence of authority must be form satisfactory to the Exchange Agent.

     (7) Special Instructions for Delivery by the Exchange Agent. The New Certificate and/or the Payment Check(s) will be mailed to the address of the registered holder(s) as indicated under Box A entitled "Certificate Information", unless instructions to the contrary are given in Box F entitled "Special Mailing Instructions."

     (8) Lost Certificates. If you are not able to locate your certificates representing Washington Common Stock, you should contact Chemical Bank, Shareholder Relations Department, Washington's transfer agent at P.O. Box 24935, Church Street

Station, New York, New York 10005 or at 800-851-9677. In such event, Chemical Bank forward additional documentation which the shareholder must complete in order to effectively surrender such lost or destroyed certificate(s). There may be a fee to replace lost Certificates.



     (9) Federal Income Tax Withholding. Under Federal income tax law, the Exchange Agent is required to file a report with the Internal Revenue Service disclosing any payments of cash being made to each holder of certificates formerly representing shares of Washington Common Stock pursuant to the Merger Agreement. In order to avoid "backup withholding" of Federal income tax on any cash received upon the surrender of certificates(s), a holder thereof must, unless an exemption applies, provide the Exchange Agent with his or her correct taxpayer identification number ("TIN") on Substitute Form W-9, which is part of this Letter of Transmittal (Box D), and certify, under penalties of perjury, that such number is correct and that such holder is not otherwise subject to backup withholding. If the correct TIN and certifications are not provided, a $50 penalty may be imposed by the Internal Revenue Service and payments made for surrender of certificate(s) may be subject to backup withholding of 31%. In addition, if a holder makes a false statement that results in no imposition of backup withholding, and there was no reasonable basis for making such a statement, a $500 penalty may also be imposed by the Internal Revenue Service.

  Backup withholding is not an additional Federal income tax. Rather, the Federal income tax liability of a person subject to backup withholding will be reduced by the amount of such tax withheld. If backup withholding results in an overpayment of income taxes, a refund may be obtained from the Internal Revenue Service.

  The TIN that must be provided on the Substitute Form W-9 is that of the registered holder(s) of the certificate(s) at the effect time of the Merger. The TIN for an individual is his or her social security number. The box in
Part II of the Substitute Form W-9 may be checked if the person surrendering the certificates has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part II has been checked, the person surrendering the certificate(s) must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part II is checked (and the Certificate of Awaiting Taxpayer Identification Number is completed), the Exchange Agent will withhold 31% on all cash payments with respect to surrendered certificate(s) made prior to the time it is provided with a properly certified TIN.

     Exempt persons (including, among others, corporations) are not subject to backup withholding. A foreign individual may qualify as an exempt person by submitting Form W-8 or a substitute Form W-8, signed under penalties of perjury, certifying to such person's exempt status. A form of such statement can be obtained from the Exchange Agent. A certificate holder should consult his or her tax advisor as to such holder's qualification for an exemption from backup withholding and the procedure for obtaining such exemption. The signature and date provided on the Substitute Form W-9 will serve to certify that the TIN and withholding information provided in this Letter of Transmittal are true, correct, and complete. Please consult your accountant or tax advisor for further guidance in completing the Substitute Form W-9.



     (10) Questions and Requests for Information or Assistance. If you have any questions or need assistance to complete this Letter of Transmittal, or would like to obtain additional copies of this Letter of Transmittal, please contact the Exchange Agent at (201)348-2602 or at the address set forth on the front of this Letter of Transmittal.